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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 October 4, 2005

                               TELULAR CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                  0-23212               36-3885440
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   (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)             File No.)        Identification No.)

              647 N. Lakeview Parkway, Vernon Hills, Illinois 60061
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 247-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFO 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5  - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On October 4, 2005, Telular Corporation ("the Company") announced the departure of Mr. Daniel C. Wonak as Senior Vice President and Executive Officer on September 30, 2005.

         The Company also announced that its Chief Accounting Officer, Mr. Robert L. Zirk, will depart the Company on October 7, 2005. In addition, the Company announced the appointment of Robert L. Deering as Chief Accounting Officer and Executive Officer effective October 24, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TELULAR CORPORATION

Dated:  October 4, 2005                          By: /s/ Jeffrey L. Herrmann
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                                                     Jeffrey L. Herrmann
                                                     Executive Vice President,
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

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